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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (date of earliest event reported): January 23, 1997


                        COMMUNITY FIRST BANKSHARES, INC.
-------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


     Delaware                               0-19368              46-0391436
----------------------------     ------------------------    -----------------
     (State or other jurisdiction  (Commission File Number) (I.R.S. Employer
     of incorporation)                                      Identification No.)

     520 Main Avenue
     Fargo, North Dakota                                           58124-0001
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code: (701) 298-5600

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Item 5.   OTHER EVENTS.

     On January 23, 1997, the Company announced its results of operations for the fourth quarter and the year ended December 31, 1996. Attached as Exhibit
99.1 is the Company's press release.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits

          Exhibit             Description
          -------             ------------

          99.1           The Company's Press Release dated January 23, 1997.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              COMMUNITY FIRST BANKSHARES, INC.


                              By /s/ Mark A. Anderson
                                 --------------------------------------------
                                  Mark A. Anderson, Executive Vice
                                    President and Chief Mountain Parks Officer

Dated: January 28th, 1997



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